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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Registration Statement on Form S-1 (File No. 333-__) of our report dated September 13, 1996, on our audits of the combined and consolidated financial statements of Perceptive Scientific Instruments, Inc. We also consent to the reference to our firm under the caption "Experts."


                                                   COOPERS & LYBRAND L.L.P.

                                               /s/ Coopers & Lybrand L.L.P.

Houston, TX
September 20, 1996